                                                       1933 Act File No. 2-64536
                                                      1940 Act File No. 811-2924

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                       Pre-Effective Amendment No.                        [ ]

                       Post-Effective Amendment No. 30                    [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT        [X]
                                     OF 1940

                              Amendment No. 29                            [X]

                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                    ----------------------------------------
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.
                  ---------------------------------------------
                Exact Name of Registrant as Specified in Charter

              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (201) 395-2000
                  --------------------------------------------

           CHRISTINA T. SIMMONS, VICE PRESIDENT & ASSISTANT SECRETARY
              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /        immediately on filing pursuant to paragraph (b)

/X/        on November 1, 2003 pursuant to paragraph (b)

/ /        60 days after filing pursuant to paragraph (a) (1)

/ /        on (date) pursuant to paragraph (a) (1)

/ /        75 days after filing pursuant to paragraph (a) (2)

/ /        on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

[LORD ABBETT LOGO]

LORD ABBETT                                                          NOVEMBER 1,


                                                                        2003
     U.S. GOVERNMENT & GOVERNMENT                                    PROSPECTUS
        SPONSORED ENTERPRISES

        MONEY MARKET FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                           PAGE
                                   THE FUND

            What you should know         Goal                                 2
                  about the Fund         Principal Strategy                   2
                                         Main Risks                           2
                                         Performance                          3
                                         Fees and Expenses                    4
                                         Management                           4

                                  YOUR INVESTMENT

        Information for managing         Purchases                            5
               your Fund account         Sales Compensation                   7
                                         Opening Your Account                 7
                                         Redemptions                          9
                                         Distributions and Taxes             10
                                         Services For Fund Investors         10

                             FINANCIAL INFORMATION

                                         Financial Highlights                12

                            ADDITIONAL INFORMATION

How to learn more about the Fund         Back Cover
     and other Lord Abbett Funds

                                    THE FUND

GOAL
   The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

PRINCIPAL STRATEGY
   The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with strict rules of the Securities and Exchange Commission ("SEC"). The Fund normally invests all of its assets in:

   - securities issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness,

   - securities issued or guaranteed by agencies or instrumentalities of the U.S. government, such as the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks (collectively, "government sponsored enterprises"), and

   -  repurchase agreements involving these securities.

   In selecting investments, the Fund focuses on securities that appear to offer the best relative value.

   Although the Fund does not currently intend to do so, the Fund may invest up to 20% of its assets in other money market instruments such as certificates of deposit, bankers' acceptances, commercial paper, and other short-term corporate debt securities.

MAIN RISKS
   The Fund's yield may vary in response to changes in interest rates and other market factors.


   The Fund generally invests a substantial portion of its assets in securities issued by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., and the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors.

[SIDENOTE]

WE OR THE FUND OR U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND refers to Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc., formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc.


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

The Fund

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND


                                                        Symbols: Class A - LACXX
                                                                 Class B - LABXX
                                                                 Class C - LCCXX

PERFORMANCE
   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year.

[CHART]

================================================================================
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

  93       2.3%
  94       3.5%
  95       5.2%
  96       4.7%
  97       4.7%
  98       4.6%
  99       4.4%
2000       5.5%
2001       3.2%
2002       0.9%

BEST QUARTER 4th Q '00 +1.4%
WORST QUARTER 4th Q '02 +0.2%

   The Fund's Class A shares total return for the nine-month period from January 1, 2003 to September 30, 2003 was 0.20%.


   For the Fund's current 7-day yield, call toll-free 1-800-426-1130.
   The table below shows the Fund's Class A, B, and C performance over time.

================================================================================
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------



SHARE CLASS                     1 YEAR      5 YEARS    10 YEARS     LIFE OF FUND
Class A Shares                   0.85%       3.69%      3.87%           --
--------------------------------------------------------------------------------
Class B Shares                   0.29%       3.00%        --          3.02%(1)
--------------------------------------------------------------------------------
Class C Shares                   0.85%       3.69%        --          3.92%(1)
--------------------------------------------------------------------------------


(1) The Fund's Class B and Class C shares start of performance dates were August 1, 1996 and July 15, 1996, respectively.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND


FEES AND EXPENSES
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                               CLASS A    CLASS B(1)    CLASS C
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                      none        none         none
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (see "Purchases")(2)              none(3)     5.00%        1.00%(4)
-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
 Fund assets) (as a % of average net assets)
Management Fees (See "Management")                              0.49%       0.49%        0.49%
-----------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                        none        0.75%        none
-----------------------------------------------------------------------------------------------
Other Expenses(6)                                               0.50%       0.50%        0.50%
-----------------------------------------------------------------------------------------------
Total Operating Expenses(6)                                     0.99%       1.74%        0.99%
-----------------------------------------------------------------------------------------------



(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


================================================================================
Example
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:



SHARE CLASS                               1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A Shares                            $  101           $   315           $   547         $  1,213
-----------------------------------------------------------------------------------------------------
Class B Shares                            $  677           $   848           $ 1,144         $  1,853
-----------------------------------------------------------------------------------------------------
Class C Shares                            $  201           $   315           $   547         $  1,213
-----------------------------------------------------------------------------------------------------

You would pay the following expenses
  if you did not redeem your shares:

Class A Shares                            $  101           $   315           $   547         $  1,213
-----------------------------------------------------------------------------------------------------
Class B Shares                            $  177           $   548           $   944         $  1,853
-----------------------------------------------------------------------------------------------------
Class C Shares                            $  101           $   315           $   547         $  1,213
-----------------------------------------------------------------------------------------------------


MANAGEMENT

   The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $62 billion in more than 40 mutual funds and other advisory accounts as of August 29, 2003.


   Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following rates:

        .50% on the first $250 million in assets, .45% on the next $250 million, and .40% on assets over $500 million.


   For the fiscal year ended June 30, 2003, the fee paid to Lord Abbett was at an annual rate of .49 of 1% of average daily net assets.

   In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

LORD ABBETT IS CURRENTLY REIMBURSING A PORTION OF THE OTHER EXPENSES FOR EACH CLASS OF SHARES. LORD ABBETT MAY STOP REIMBURSING OTHER EXPENSES AT ANY TIME. TOTAL OPERATING EXPENSES TAKING THE REIMBURSEMENT INTO ACCOUNT ARE .97% FOR CLASS A SHARES, 1.14% FOR CLASS B SHARES AND .97% FOR CLASS C SHARES.

                                 YOUR INVESTMENT

PURCHASES


   The Fund offers in this prospectus three classes of shares: Classes A, B, and C, each with different expenses, dividends, and yields. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account." Although the Fund has no front-end sales charge on purchases of its shares, the Fund does have a contingent deferred sales charge ("CDSC") in certain cases, as described below.


   You should read this section carefully to determine which class of shares represents the best investment option for your particular situation.

   FOR MORE INFORMATION, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

   We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Share Classes
--------------------------------------------------------------------------------
CLASS A - PURCHASED DIRECTLY OR ACQUIRED BY EXCHANGE
        - no front-end sales charge
        - a CDSC may be applied to shares acquired through an exchange

CLASS B* - NORMALLY ACQUIRED BY EXCHANGE ONLY
        - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
        - higher annual expenses than Class A or Class C shares
        - automatically converts to Class A shares after eight years

        - distribution fee of 0.75 of 1% - See "Sales Compensation"


CLASS C - ACQUIRED BY EXCHANGE ONLY
        - no front-end sales charge
        - a CDSC is applied to shares redeemed before the first anniversary of purchase

* Class B shares of the Fund may be purchased (i) directly by investors opening dollar cost averaging accounts pursuant to which all of the amount invested will be reinvested in an ELIGIBLE FUND within 24 months of the initial purchase and (ii) by exchange for shares of the same class of any Eligible Fund.

================================================================================
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------


A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under RETIREMENT AND BENEFIT PLANS will constitute new sales for purposes of assessing the CDSC.


To minimize the amount of any CDSC, the Fund redeems shares in the following order:

   1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)


   2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

   3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)


[SIDENOTE]

NAV per share for each class of Fund shares is generally calculated at 12 noon and 2:00 p.m. Eastern time each business day that the New York Stock Exchange ("NYSE") is open for trading. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to the requirements for money market funds.


ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for:
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) the Fund, and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor LLC as to certain omnibus accounts and other criteria.

RETIREMENT AND BENEFIT PLANS
Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.


Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans


                                                                 Your Investment

If you acquire Fund shares through an exchange from another Lord
Abbett-sponsored fund that were originally purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC. The CDSC will be remitted to the appropriate party as described below.


CLASS A SHARE CDSC. Other than as described below, Class A shares will not be subject to a CDSC. If you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.


The Class A share CDSC generally will not be assessed under the following circumstances:

- benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

- redemptions by Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that have special arrangements with the Fund and/or LORD ABBETT DISTRIBUTOR, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds.


- ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts


CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON                    CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                        ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                    SUBJECT TO CHARGE)

ON                            BEFORE
--------------------------------------------------------------------------------
                              1st                            5.0%
--------------------------------------------------------------------------------
1st                           2nd                            4.0%
--------------------------------------------------------------------------------
2nd                           3rd                            3.0%
--------------------------------------------------------------------------------
3rd                           4th                            3.0%
--------------------------------------------------------------------------------
4th                           5th                            2.0%
--------------------------------------------------------------------------------
5th                           6th                            1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                      None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.


(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.


   The Class B share CDSC generally will not be assessed under the following circumstances:


   - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)


   - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION.
(Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening Your Account."


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants, and insurance companies.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals who buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

   - death of the shareholder

   - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

   SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.


   CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.


SALES COMPENSATION


   As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.


   Sales compensation payments originate from two sources: CDSCs and 12b-1 fees paid out of the Fund's assets. The Fund is currently not making 12b-1 fee payments under the Class A and Class C share Rule 12b-1 plans. The Fund has adopted a Class B share Rule 12b-1 Plan under which it periodically pays Lord Abbett Distributor an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares.


   The distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions on Class B shares at the time of their original purchase. Lord Abbett Distributor pays an up-front payment to Authorized Institutions totaling 4%, consisting of 0.25% for services provided to shareholders and 3.75% for a sales commission in connection with purchases of Class B shares for dollar cost averaging accounts as described above. Because 12b-1 fees are paid by the Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


   ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

   In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

OPENING YOUR ACCOUNT


   IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return


[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.


MINIMUM INITIAL INVESTMENT

- Regular Account                                        (Class A)         $  1,000
                                                         (Class B)         $  5,000
-----------------------------------------------------------------------------------
- Individual Retirement Accounts and                     (Class A)         $    250
  403(b) Plans under the Internal Revenue Code           (Class B)         $  2,000
-----------------------------------------------------------------------------------
- Uniform Gift to Minor Account                                            $    250
-----------------------------------------------------------------------------------
- Invest-A-Matic                                                           $    250
-----------------------------------------------------------------------------------

No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.


You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


LORD ABBETT

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND, INC. P.O. Box 219336

Kansas City, MO 64121


PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.


BY WIRE. Please call the Fund to obtain an account number. You can then instruct your bank to wire the amount of your investment to:

UMB, N.A.
928 Grand Blvd. - Kansas City, MO 64106
Account # 980103352-2
ABA # 1010-0069-5

Specify the name of the Fund, your account number and the name(s) in which the account is registered. Your bank may charge you a fee to wire funds. Wires received before 12 noon Eastern time will receive the dividends for that day. Otherwise, dividends will begin accruing on the next business day.

[SIDENOTE]


SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 500 shares if it is in the Fund's best interest to do so.

BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


MINIMUM INITIAL INVESTMENT BY EXCHANGE


- Regular account                                        (Class A, B, and C)       $  1,000
-------------------------------------------------------------------------------------------
- Individual Retirement Accounts (Traditional,
  Education and Roth), 403(b) and employer-sponsored
  retirement plans under the
  Internal Revenue Code                                  (Class A, B, and C)       $    250
-------------------------------------------------------------------------------------------


REDEMPTIONS

   BY BROKER. Call your investment professional for instructions on how to redeem your shares.

   BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

   BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

   Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.


   CHECKWRITING. You may write checks against your account for a minimum of $500 up to a maximum of $5,000,000. A check drawn on an account will be honored based only on those shares in the account on which the check is drawn. This method of redeeming shares is only available, however, if you have completed section 9E of the Application.

   If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation please call 800-821-5129.


   A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

   - a redemption check in which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

   - a redemption check made payable to anyone other than the shareholder(s) of record,

   - a redemption check to be mailed to an address other than the address of record,

   -  a redemption check to a bank other than the bank we have on file, or

   -  a redemption for $50,000 or more.


   REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of the estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

   [SEAL]

-  In the case of the corporation ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President

   [Date]

   [SEAL]

DISTRIBUTIONS AND TAXES


   The Fund normally pays you dividends from its net investment income on a monthly basis. Any distributions that you receive are taxable to you as ordinary income for federal income tax purposes. This tax treatment of distributions applies regardless of how long you have owned Fund shares and whether distributions are reinvested or paid in cash. The Fund does not expect to make any capital gain distributions to shareholders.

   Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


   The Fund's distributions are taxable to you in the year they are considered received for tax purposes.

   Certain tax reporting information concerning the tax treatment of Fund distributions will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state and local tax rules that apply to you.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES


   Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.



==============================================================================================================
For investing

INVEST-A-MATIC             You may make fixed, periodic investments ($250 initial and $50 subsequent
(Dollar-cost               minimum) into your Fund account by means of automatic money transfers
averaging)                 from your bank checking account. See the Application for instructions.

DIV-MOVE                   You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC                 You can make regular withdrawals from most Lord Abbett-sponsored funds.
WITHDRAWAL                 Automatic cash withdrawals will be paid to you from your account in fixed or
PLAN ("SWP")               variable amounts. To establish a SWP, the value of your shares for
                           Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for
                           Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES             The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the
                           Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND                Redemption proceeds due to a SWP for Class B and Class C shares will be
CLASS C SHARES             redeemed in the order described under "CDSC" under "Purchases."
==============================================================================================================

OTHER SERVICES


   TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 9C and completing Section 8), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.


   EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

   ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


   HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


   ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

   SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


LIMITATIONS ON EXCHANGE AND OTHER DISRUPTIVE TRANSACTIONS. Exchanges and similar transactions should not be used to try to take advantage of short-term swings in the market. These transactions can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate the exchange privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days written notice. In addition, the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND
                (formerly known as U.S. Government Securities Money Market Fund)


                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


==================================================================================================================================
                                                                                      CLASS A SHARES
                                                         -------------------------------------------------------------------------
                                                                                      YEAR ENDED 6/30
PER SHARE OPERATING PERFORMANCE                             2003            2002            2001            2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                       $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                         .01             .01             .05             .05            .04
----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain                                              --              --           --(b)              --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                .01             .01             .05             .05            .04
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
 INVESTMENT INCOME                                             (.01)           (.01)           (.05)           (.05)          (.04)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                                                 .55%           1.48%           5.02%           4.93%          4.36%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and expense reductions             .88%            .86%            .87%            .84%           .76%
----------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and expense reductions             .98%            .87%            .90%            .84%           .76%
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                         .56%+          1.46%+          4.89%+          4.79%          4.31%
==================================================================================================================================

                                                                                      YEAR ENDED 6/30
                                                         -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                          2003            2002            2001            2000           1999
NET ASSETS, END OF YEAR (000)                            $  266,528      $  227,169      $  201,174      $  190,817     $  184,600
==================================================================================================================================

                                                                                      CLASS B SHARES
                                                         -------------------------------------------------------------------------
                                                                                      YEAR ENDED 6/30
PER SHARE OPERATING PERFORMANCE                             2003            2002            2001            2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                       $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                          --(b)          .01             .04             .04            .04
----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain                                              --              --              --(b)           --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 --(b)          .01             .04             .04            .04
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
 INVESTMENT INCOME                                               --(b)         (.01)           (.04)           (.04)          (.04)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                                                 .29%            .80%           4.24%           4.13%          3.76%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver and expense reductions            1.15%           1.53%           1.62%           1.59%          1.52%
----------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver and expense reductions            1.73%           1.62%           1.65%           1.59%          1.52%
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                         .29%+           .71%+          4.14%+          4.01%          3.52%
==================================================================================================================================

                                                                                      YEAR ENDED 6/30
                                                         -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                          2003            2002            2001            2000           1999
NET ASSETS, END OF YEAR (000)                            $   39,609      $   26,000      $   14,059      $    8,987     $   11,188
----------------------------------------------------------------------------------------------------------------------------------

                                          U.S. GOVERNMENT & GOVERNMENT SPONSORED
                                                   ENTERPRISES MONEY MARKET FUND
                (formerly known as U.S. Government Securities Money Market Fund)


FINANCIAL HIGHLIGHTS (Continued)

==================================================================================================================================
                                                                                      CLASS C SHARES
                                                         -------------------------------------------------------------------------
                                                                                      YEAR ENDED 6/30
PER SHARE OPERATING PERFORMANCE                             2003            2002            2001            2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                       $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                         .01             .01             .05             .05            .04
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gain                                              --              --           --(b)              --             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                .01             .01             .05             .05            .04
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
 INVESTMENT INCOME                                             (.01)           (.01)           (.05)           (.05)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $     1.00      $     1.00      $     1.00      $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                                                 .55%           1.48%           5.02%           4.93%          4.36%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
     Expenses, including waiver and expense reductions          .88%            .86%            .87%            .84%           .76%
------------------------------------------------------------------------------------------------------------------------------------
     Expenses, excluding waiver and expense reductions          .98%            .87%            .90%            .84%           .76%
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                      .56%+          1.46%+          4.89%+          4.78%          4.27%
==================================================================================================================================

                                                                                      YEAR ENDED 6/30
                                                         -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                          2003            2002            2001            2000           1999
NET ASSETS, END OF YEAR (000)                            $   14,720      $   10,769      $    6,693      $    1,929     $    5,193
------------------------------------------------------------------------------------------------------------------------------------

+   The ratios have been determined on a Fund basis.
(a) Total return assumes the reinvestment of all distributions.
(b) Amount is less than $.01.

ADDITIONAL INFORMATION

   More information on the Fund is available free upon request, including the following:

   ANNUAL/SEMI-ANNUAL REPORT
   The Fund's Annual and Semi-Annual Reports contain more information about the Fund's investments. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
   Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:


BY TELEPHONE. For shareholder account inquiries call the Fund at: 800-821-5129. For literature requests call the Fund at: 888-522-2388.


BY MAIL. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO. LLC
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-0890) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973


   Lord Abbett U.S. Government & Government Sponsored Enterprises
      Money Market Fund, Inc.                                            LAMM -1
                                                                         (11/03)


   SEC FILE NUMBER: 811-2924

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                             NOVEMBER 1, 2003

                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.
                            (CLASS A, B, & C SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (the "Fund") (formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc.) dated November 1, 2003.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.



        TABLE OF CONTENTS                                                   PAGE
        1.      Fund History                                                2
        2.      Investment Policies                                         2
        3.      Management of the Fund                                      4
        4.      Control Persons and Principal Holders of Securities         10
        5.      Investment Advisory and Other Services                      10
        6.      Brokerage Allocations and Other Practices                   11
        7.      Classes of Shares                                           12
        8.      Purchases, Redemptions, and Pricing                         13
        9.      Taxation of the Fund                                        15
        10.     Underwriter                                                 16
        11.     Yield Calculation                                           17
        12.     Financial Statements                                        17
        Appendix - Commercial Paper and Bond Ratings                        18

                                       1.
                                  FUND HISTORY


Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was formerly known as Lord Abbett U.S. Government Securities Money Market Fund, Inc. and changed its name effective October 1, 2003. The Fund has 1,500,000,000 shares of authorized capital stock consisting of three classes (A, B, and C), $.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. Class A and Class B shares may be purchased directly and may be acquired in exchange for shares of the same class of another Lord Abbett-sponsored fund. Class C shares may be acquired only in exchange for shares of the same class of another Lord Abbett-sponsored fund. See "Telephone Exchange Privilege" under "Purchases, Redemptions & Pricing" for more information.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

    (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

    (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

    (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

    (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

    (5) buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

    (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund's prospectus);

    (8) issue senior securities to the extent such issuance would violate applicable law; or

    (9) buy common stocks or other voting securities.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

    (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;


    (2) invest knowingly more than 10% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board (in accordance with currently applicable Securities and Exchange Commission ("SEC") requirements);

    (3) invest in the securities of other investment companies except as permitted by applicable law;


    (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

    (5) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time; or

    (6) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Fund.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.


SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. The Fund invests extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHLBanks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the

FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 48 portfolios or series.



                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                    WITH FUND                DURING PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-------------                    ---------                ----------------------                     -------------------
ROBERT S. DOW                    Director since           Managing Partner and Chief Investment      N/A
Lord, Abbett & Co. LLC           1989; Chairman           Officer of Lord Abbett since 1996.
90 Hudson Street                 since 1996
Jersey City, NJ
Date of Birth: 3/8/1945



INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 48 portfolios or series.



                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                    WITH FUND                DURING PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-------------                    ---------                ----------------------                     -------------------
E. THAYER BIGELOW                Director since 1994      Managing General Partner, Bigelow Media,   Currently serves as
Bigelow Media, LLC                                        LLC (since 2000); Senior Adviser, Time     director of Adelphia
41 Madison Ave., Suite 3810                               Warner Inc. (1998 - 2000); Acting Chief    Communications, Inc., Crane
New York, NY                                              Executive Officer of Courtroom             Co. and Huttig Building
Date of Birth: 10/22/1941                                 Television Network  (1997 - 1998);         Products Inc.
                                                          President and Chief Executive Officer of
                                                          Time Warner Cable Programming, Inc.
                                                          (1991 - 1997).

WILLIAM H.T. BUSH                Director since 1998      Co-founder and Chairman of the Board of    Currently serves as
Bush-O'Donnell & Co., Inc.                                the financial advisory firm of             director of Wellpoint
101 South Hanley Road                                     Bush-O'Donnell & Company (since 1986).     Health Network, Inc., DT
Suite 1250                                                                                           Industries Inc., and
St. Louis, MO                                                                                        Engineered Support
Date of Birth: 7/14/1938                                                                             Systems, Inc.

                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                    WITH FUND                DURING PAST FIVE YEARS                     OTHER DIRECTORSHIPS
-------------                    ---------                ----------------------                     -------------------
ROBERT B. CALHOUN, JR.           Director since 1998      Managing Director of Monitor Clipper        Currently serves as
Monitor Clipper Partners                                  Partners (since 1997) and President of      director of Avondale, Inc.
650 Madison Ave., 9th Fl.                                 Clipper Asset Management Corp. (since       and Interstate Bakeries
New York, NY                                              1991), both private equity investment       Corp.
Date of Birth: 10/25/1942                                 funds.

FRANKLIN W. HOBBS                Director since 2000      Senior Advisor (since April 2003) and       Currently serves as
Houlihan Lokey Howard & Zukin                             Former Chief Executive Officer of           director of Adolph Coors
685 Third Ave.                                            Houlihan Lokey Howard & Zukin, an           Company.
New York, NY                                              investment bank (January 2002 - April
Date of Birth: 7/30/1947                                  2003); Chairman of Warburg Dillon Read
                                                          (1999 - 2001); Global Head of Corporate
                                                          Finance of SBC Warburg Dillon Read (1997
                                                          - 1999); Chief Executive Officer of
                                                          Dillon, Read & Co. (1994 - 1997).

C. ALAN MACDONALD                Director since 1988      Retired - General Business and Governance   Currently serves as
415 Round Hill Road                                       Consulting (since 1992); formerly           director of Fountainhead
Greenwich, CT                                             President and CEO of Nestle Foods.          Water Company, Lincoln
Date of Birth: 5/19/1933                                                                              Snacks, H.J. Baker, and
                                                                                                      Seix Fund, Inc.*

THOMAS J. NEFF                   Director since 1982      Chairman of Spencer Stuart, an executive    Currently serves as
Spencer Stuart                                            search consulting firm (since 1996);        director of Ace, Ltd. and
277 Park Avenue                                           President of Spencer Stuart (1979-1996).    Exult, Inc.
New York, NY
Date of Birth: 10/2/1937



----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS
None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.



NAME AND                        CURRENT POSITION        LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                 WITH FUND               OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                 ---------               -------------------       ----------------------
ROBERT S. DOW                   Chief Executive         Elected in 1995           Managing Partner and Chief Investment
(3/8/1945)                      Officer and                                       Officer of Lord Abbett since 1996.
                                President

ROBERT I. GERBER                Executive Vice          Elected in 1997           Partner and Director of Taxable Fixed Income
(5/29/1954)                     President                                         Management, joined Lord Abbett in 1997.

TRACIE E. AHERN                 Vice President and      Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                     Treasurer                                         and Operations, joined Lord Abbett in 1999,
                                                                                  prior thereto Vice President - Head of Fund
                                                                                  Administration of Morgan Grenfell.

JOAN A. BINSTOCK                Chief Financial         Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                      Officer and Vice                                  Lord Abbett in 1999, prior thereto Chief
                                President                                         Operating Officer of Morgan Grenfell.

DANIEL E. CARPER                Vice President          Elected in 1986           Partner, joined Lord Abbett in 1979.
(1/22/1952)

PAUL A. HILSTAD                 Vice President and      Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                    Secretary                                         Abbett in 1995.

LAWRENCE H. KAPLAN              Vice President and      Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                     Assistant Secretary                               Lord Abbett in 1997.

ROBERT A. LEE                   Vice President          Elected in 2000           Partner and Fixed Income Investment Manager
(8/28/1969)                                                                       -Mortgage and Asset Backed Securities,
                                                                                  joined Lord Abbett in 1997.

ROBERT G. MORRIS                Vice President          Elected in 1995           Partner and Director of Equity Investments,
(11/6/1944)                                                                       joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III         Vice President          Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS
(11/12/1957)                    Vice President and      Elected in 2000           Assistant General Counsel, joined Lord
                                Assistant Secretary                               Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from 1998
                                                                                  to 1999, prior thereto Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK              Assistant Treasurer     Elected in 2003           Director of Fund Administration, joined Lord
(6/12/1971)                                                                       Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management from 2000 to 2003,
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.

COMMITTEES
The standing committees of the Board of Directors are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met six times.

APPROVAL OF ADVISORY CONTRACT
At a meeting on December 12, 2002, the Board of Directors of the Fund, including all of its Directors who are not interested persons of the Fund, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of the Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether the Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and

Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit is fair for the management of the Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing the Fund, whether the Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees for the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

(1)                             (2)                                 (3)
                                FOR THE FISCAL YEAR ENDED           FOR YEAR ENDED DECEMBER 31, 2002
                                JUNE 30, 2003 AGGREGATE             TOTAL COMPENSATION PAID
                                COMPENSATION ACCRUED                BY THE FUND AND THIRTEEN OTHER
NAME OF DIRECTOR                BY THE FUND(1)                      LORD ABBETT-SPONSORED FUNDS(2)
-----------------               ---------------                     -------------------------------
E. Thayer Bigelow               $ 1,042                             $ 85,000
William H.T. Bush               $ 1,038                             $ 85,200
Robert B. Calhoun, Jr.          $ 1,071                             $ 86,400
Stewart S. Dixon*               $   529                             $ 84,000
Franklin W. Hobbs               $ 1,042                             $ 85,000
C. Alan MacDonald               $ 1,049                             $ 85,000
Thomas J. Neff                  $ 1,030                             $ 84,000
James F. Orr, III**             $   642                             $ 70,500



* Retired December 31, 2002.
** Elected effective July 18, 2002. Resigned March 3, 2003.

(1.) Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $600, $621, $1,071, $145, $1042, $290, $1,030, and $642, respectively.

(2.) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2002, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2002. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                                            AGGREGATE DOLLAR RANGE OF
                               DOLLAR RANGE OF EQUITY       EQUITY SECURITIES IN LORD
NAME OF DIRECTOR               SECURITIES IN THE FUND        ABBETT-SPONSORED FUNDS
----------------               ----------------------        ----------------------
Robert S. Dow                      $10,001-$50,000                Over $100,000
E. Thayer Bigelow                     $1-$10,000                  Over $100,000
William H. T. Bush                    $1-$10,000                $50,001-$100,000
Robert B. Calhoun, Jr.                $1-$10,000                  Over $100,000
Stewart S. Dixon*                  $10,001-$50,000                Over $100,000
Franklin W. Hobbs                     $1-$10,000                  Over $100,000
C. Alan MacDonald                  $10,001-$50,000                Over $100,000
Thomas J. Neff                        $1-$10,000                  Over $100,000
James F. Orr, III**                   $1-$10,000                  Over $100,000



* Retired December 31, 2002.
** Elected effective July 18, 2002. Resigned March 3, 2003.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the Partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 2, 2003, our Directors and officers, as a group, owned approximately 1.15% of the Fund's outstanding Class A shares. As of October 2, 2003, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients there were no record holders of 5% or more of each class of the Fund's outstanding shares.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following partners of Lord Abbett are also officers of the Fund: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Robert I. Gerber, Paul A. Hilstad, Lawrence H. Kaplan, Robert A. Lee, Robert G. Morris and A. Edward Oberhaus, III. Robert S. Dow is a partner of Lord Abbett and an officer and Director of the Fund. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Brown, John J. DiChiaro, Stan Dinsky, Lesley-Jane Dixon, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the portion of the Fund's net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and .40 of 1% of such assets over $500,000,000. This fee is allocated among the classes based on the classes' proportionate share of such average daily net assets. For the fiscal years ended June 30, 2003, 2002, and 2001 the management fees paid to Lord Abbett amounted to $1,548,664, $1,230,637, and $1,011,978, respectively.


The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

ADMINISTRATIVE SERVICES
Effective January 1, 2003, Lord Abbett and the Fund entered into an Administrative Services Agreement under which Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Pursuant to the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This is allocated among the classes of shares of the Fund based on average daily net assets. This results in Lord Abbett paying fund accounting expenses that were previously charged to the Fund.


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, MO 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, are the independent auditors of the Fund and must be approved at least annually by the Fund's Board to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. The Fund usually will not pay brokerage commissions for such purchases, and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Normally, the selection is made by traders, who may be officers of the Fund and are also employees of Lord Abbett. They do the trading as well for other accounts--investment companies and other clients--managed by Lord Abbett. They are responsible for obtaining best execution.

The Fund's policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. No commitments are made regarding the allocation of brokerage business to or among broker-dealers.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund, and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

                                       7.
                                CLASSES OF SHARES

The Fund offers investors three different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights, except as described below. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board of Directors or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the shareholders will elect directors of the Fund.

CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.


RULE 12b-1 PLANS. The Fund is not making payments of Rule 12b-1 fees for its Class A share Rule 12b-1 Plan ("A Plan") and its Class C share Rule 12b-1 Plan ("C Plan"). The Fund is making annual distribution fee payments (0.75 of 1% of the average daily net asset value of the Class B shares) pursuant to its Class B share Rule 12b-1 Plan ("B Plan"). The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each Class. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus and for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The amounts paid to Distributor (which Distributor then paid to dealers and other agents) pursuant to the B Plan for the fiscal year ended June 30, 2003 totaled $318,112. For the fiscal year ended June 30, 2003, Lord Abbett Distributor voluntarily reimbursed $244,731 of B Plan distribution fees.


Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the outside Directors. As long as the Plans are in effect, the selection or nomination of outside Directors is committed to the discretion of the outside Directors.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors or by vote of a majority of its the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A CDSC is imposed with respect to those shares of the Fund bought in exchange for shares of another Lord Abbett-sponsored fund or series on which the other fund has paid a 12b-1 fee if such shares are redeemed out of the Fund (a) within a period of 24 months from the end of the month in which the original sale occurred in the case of Class A shares acquired in exchange for shares in the same class of a Lord Abbett-sponsored fund, (b) within 6 years of their original purchase in the case of Class B shares, or (c) within a period of 12 months from the end of the month in which the original purchase occurred in the case of Class C shares.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original purchase occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

                                       8.
                        PURCHASES, REDEMPTIONS & PRICING

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances, we calculate the Fund's net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we will be able to do so. Our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund.

DIVIDENDS. Our net income will be declared as a dividend daily and payable monthly. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

TELEPHONE EXCHANGE PRIVILEGE. Shares of any class of the Fund may be exchanged for those in the same class of (a) any other Lord Abbett-sponsored fund available to investors at the time of the transaction, except for (i) Lord Abbett Series Fund ("LASF") and (ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale, and (b) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF." Class C shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund or AMMF. Class A and Class B shares of the Fund may be acquired either by such an exchange or by direct purchase.

You or your investment professional, with proper identification, can instruct the Fund to exchange by telephone. All shareholders have this privilege unless they refuse it in writing. Exchanges for shares of any eligible Lord Abbett-sponsored fund or AMMF will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. Class A shares purchased directly from the Fund may be exchanged for Class A, B or C shares of an eligible Lord Abbett-sponsored fund. Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from the Fund (not including shares described under "Div-Move" below). Instructions for the exchange must be received by the Fund in Kansas City before to the close of the NYSE to obtain the other fund's net asset value per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An "exchange" is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund or AMMF. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized. This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the SEC deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

SHAREHOLDER PROGRAMS AND RETIREMENT PLANS
We have several programs available to shareholders. These include automatic subsequent investments of $50 or more from your checking account, a systematic withdrawal plan, cash payments of monthly dividends to a designated third party and expedited exchanges among the Lord Abbett-sponsored funds. Forms are available from the Fund or Lord Abbett.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth, and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans, excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's or Lord Abbett Distributor's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.


                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends are taxable to you as ordinary income, regardless of whether they are received in cash or reinvested in Fund shares and regardless of the time you have owned the Fund shares.

Dividends paid by the Fund will not qualify for the dividends received deduction for corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.


You may be subject to a 28% withholding tax on reportable dividends and redemption payments ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so as long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                YIELD CALCULATION


Each class calculates its "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Each class' "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. An example follows for the seven-day period ended June 30, 2003 of the calculation of both "yield" and "effective yield" for one Class A share:



Value of hypothetical account with
   exactly one share at beginning of base period                         $  1.000000000

Value of same account at end of base period                              $ 1.0000558680

Net change in account value                                              $  .0000558680

Base period return (net change in account value
   divided by the beginning account value)                                     .0055868%

"Yield" [base period return times (365 divided by 7)]                               .29%

"Effective yield" [(base period return + 1) TO THE POWER OF 365/7] - 1              .29%


On June 30, 2003, the portfolio had a dollar-weighted life to maturity of 25.8 days.

Publishing the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

Each class' yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the class as to what an investment in the class will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Class is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Class during the period and on the relative amount of new money coming into the class which has to be invested at a different yield than that represented by existing assets.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, or other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.'s (formerly, Lord Abbett U.S. Government Securities Money Market Fund, Inc.) 2003 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

                                    APPENDIX

                        COMMERCIAL PAPER AND BOND RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - Bonds rated AA differ from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC-C - Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D - Obligations rated 'D' are in payment default. The 'D' rating category is used when interest payments on an obliGation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 23.   Exhibits

  (a) ARTICLES OF RESTATEMENT incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed on October 28, 1998. ARTICLES SUPPLEMENTARY TO ARTICLES OF INCORPORATION DATED AUGUST 19, 2002 AND ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION DATED SEPTEMBER 19, 2003 FILED HEREIN.

  (b) BY-LAWS. Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on October 31, 2000.

  (c)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

  (d) INVESTMENT ADVISORY CONTRACTS, MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed on October 31, 1997.

  (e) UNDERWRITING CONTRACTS. Distribution Agreement incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on October 31, 2000.

  (f) BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSON DIRECTORS AND TRUSTEES OF LORD ABBETT FUNDS. Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed on October 30, 2001.

  (g) CUSTODIAN AGREEMENTS. Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed on October 29, 2002.

  (h)  OTHER MATERIAL CONTRACTS. ADMINISTRATIVE SERVICES AGREEMENT FILED HEREIN.

  (i)  LEGAL OPINION. FILED HEREIN.

  (j)  OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP FILED HEREIN.

  (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to the Registrant's 2003 Annual Report to Shareholders on Form N-CSR filed on September 2, 2003 (Accession Number 0001047469-03-029467).

  (l)  INITIAL CAPITAL AGREEMENTS incorporated by reference.

  (m) RULE 12b-1 PLAN. (i) Rule 12b-1 Class A Plan and Rule 12b-1 Class B Plan incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on October 31, 2000; (ii) Rule 12b-1 Class C Plan incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed on October 29, 2002.

  (n) RULE 18f-3 PLAN. incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed on October 29, 2002.

  (o)  RESERVED.

  (p)  CODE OF ETHICS. FILED HEREIN.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None.


Item 25.   INDEMNIFICATION

       Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers ("Section 2-418").

       The general effect of Section 2-418 is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with Registrant. It provides for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by Section 2-418 and by the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

       In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 and
       Section 17(h) of the 1940 Act, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of Section 17(h) if the condition or limitation imposed by
       Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either
       (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           Lord, Abbett & Co. LLC acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability company, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co. LLC, none of Lord, Abbett & Co. LLC's partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, trustee, officer, employee, or partner of any entity.

Item 27.   PRINCIPAL UNDERWRITER

           Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

           (a)   Lord Abbett Affiliated Fund, Inc.
                 Lord Abbett Blend Trust
                 Lord Abbett Bond-Debenture Fund, Inc.
                 Lord Abbett Developing Growth Fund, Inc.
                 Lord Abbett Global Fund, Inc.
                 Lord Abbett Investment Trust
                 Lord Abbett Large-Cap Growth Fund
                 Lord Abbett Mid-Cap Value Fund, Inc.
                 Lord Abbett Research Fund, Inc.
                 Lord Abbett Securities Trust
                 Lord Abbett Series Fund, Inc.
                 Lord Abbett Tax-Free Income Fund, Inc.
                 Lord Abbett Tax-Free Income Trust

           (b) Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The partners of Lord, Abbett & Co. LLC who are also officers of the Fund are:

                 NAME AND PRINCIPAL              POSITIONS AND OFFICES
                 BUSINESS ADDRESS *              WITH REGISTRANT
                 -------------------             ---------------------
                 Robert S. Dow                   Chairman, CEO, and President
                 Robert I. Gerber                Executive Vice President
                 Paul A. Hilstad                 Vice President & Secretary
                 Lawrence H. Kaplan              Vice President & Assistant Secretary
                 Joan A. Binstock                CFO and Vice President
                 Tracie E. Ahern                 Vice President
                 Daniel E. Carper                Vice President
                 Robert G. Morris                Vice President
                 Robert A. Lee                   Vice President
                 A. Edward Oberhaus, III         Vice President

                 The other partners of Lord, Abbett & Co. LLC who are neither officers nor Directors of the Fund are Michael Brooks, Zane E. Brown, Patrick Brown, John J. DiChiaro, Stan Dinsky, Lesley-Jane Dixon, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Paul McNamara, Robert
                 J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin.

                 * Each partner has a principal business address of:
                 90 Hudson Street, Jersey City, New Jersey 07302-3973

           (c)   Not applicable

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           Registrant maintains the records, required by Rules 31a - 1(a) and
           (b), and 31a - 2(a) at its main office.

           Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

           Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.   MANAGEMENT SERVICES

           None

Item 30.   UNDERTAKINGS

           Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

           Registrant undertakes, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and the State of New Jersey on the day of October 27, 2003.

                            BY:      /s/ Christina T. Simmons
                                     Christina T. Simmons
                                     Vice President & Assistant Secretary

                            BY:      /s/ Joan A. Binstock
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President

                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                          TITLE                              DATE
----------                          -----                              ----
                                    Chairman, President
/s/ Robert S. Dow*                  and Director/Trustee               October 27, 2003
---------------------------         ------------------------           -----------------
Robert S. Dow

/s/ E. Thayer Bigelow*              Director/Trustee                   October 27, 2003
---------------------------         ------------------------           -----------------
E. Thayer Bigelow

/s/ William H. T. Bush*             Director/Trustee                   October 27, 2003
---------------------------         ------------------------           -----------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.*         Director/Trustee                   October 27, 2003
---------------------------         ------------------------           -----------------
Robert B. Calhoun, Jr.

/s/ Franklin W. Hobbs*              Director/Trustee                   October 27, 2003
---------------------------         ------------------------           -----------------
Franklin W. Hobbs

/s/ C. Alan Macdonald*              Director/Trustee                   October 27, 2003
---------------------------         ------------------------           -----------------
C. Alan MacDonald

/s/ Thomas J. Neff*                 Director/Trustee                   October 27, 2003
---------------------------         ------------------------           -----------------
Thomas J. Neff



/s/ Christina T. Simmons
---------------------------
* Attorney-in-Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURES                             TITLE                             DATE
                                            Chairman, President
/s/ Robert S. Dow                           and Director/trustee                October 23, 2003
------------------------------------        -----------------------             ----------------
Robert S. Dow

/s/ E. Thayer Bigelow                       Director/Trustee                    October 23, 2003
------------------------------------        -----------------------             ----------------
E. Thayer Bigelow

/s/ William H.T. Bush                       Director/Trustee                    October 23, 2003
------------------------------------        -----------------------             ----------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.                  Director/Trustee                    October 23, 2003
------------------------------------        -----------------------             ----------------
Robert B. Calhoun, Jr.

/s/ Franklin W. Hobbs                       Director/Trustee                    October 23, 2003
------------------------------------        -----------------------             ----------------
Franklin W. Hobbs

/s/ C. Alan Macdonald                       Director/Trustee                    October 23, 2003
------------------------------------        -----------------------             ----------------
C. Alan MacDonald

/s/ Thomas J. Neff                          Director/Trustee                    October 23, 2003
------------------------------------        -----------------------             ----------------
Thomas J. Neff

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

   Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
                                   Fund, Inc.